EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Robert F. Olson, Chairman of the Board, President and Chief Executive Officer of Stellent, Inc., a Minnesota Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)          the Annual Report on Form 10-K of the Company for the fiscal period ended March 31, 2006, as amended by this Amendment No. 1, (the “Report”) fully complies with the applicable requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT F. OLSON
Robert F. Olson
Chairman of the Board, President and
Chief Executive Officer
Dated: June 21, 2006